UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2011
Date of Report (date of Earliest Event Reported)

Teletouch Communications, Inc.
(Exact Name of Company as Specified in its Charter)

DELAWARE	001-13436	75-2556090
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5718 Airport Freeway, Fort Worth, Texas  76117
(Address of principal executive offices and zip code)

(800) 232-3888
(Company’s telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement

On May 12, 2011, Teletouch Communications, Inc., a Delaware corporation (the “Company”) entered into a Registration Rights Agreement with Lazarus Investment Partners LLLP, a Delaware limited liability limited partnership (“Lazarus”) (the “RRA”). Pursuant to the RRA, the Company agreed to file with the U.S. Securities and Exchange Commission, subject to certain restrictions, by June 17, 2011, a registration statement relating to the registration of shares of the Company’s common stock sold by TLL Partners, L.L.C., a Delaware limited liability company and a holder of the majority of the Company’s securities (“TLLP”), in privately negotiated transactions, including, without limitation, 5,000,000 shares of common stock sold to Lazarus in accordance with the terms and provisions of the Securities Purchase Agreement by and between TLLP and Lazarus dated as of the same date as the RRA. The Company will use its best efforts to cause the registration statement to be declared effective under the Securities Act and to keep such registration continuously effective under the Securities Act. The Company’s Board reviewed and approved the terms of the foregoing transaction. The RRA also contains indemnification and other provisions that are customary to agreements of this nature.

The above description of the RRA does not purport to be a complete statement of the parties’ rights and obligations thereunder and is qualified in its entirety by reference to the RRA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2011, during that fiscal quarter TLLP sold 1,166,667 shares of Teletouch stock to certain non-affiliated purchasers. Following the end of the quarter and through the date of this report, TLLP has sold an additional 7,082,334 shares of the Company common stock including the 5,000,000 shares sold to Lazarus as discussed above. In connection with such sales, the Company entered into registration rights agreements with such purchasers to register the shares of common stock of the Company sold in such transactions. All such agreements are identical and contain terms and provisions that are customary to agreements of this nature.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated May 12, 2011, by and between the Company and Lazarus.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2011	By: /s/	Thomas A. Hyde, Jr.
Name: Thomas A. Hyde, Jr.
Title: President and Chief Operating Officer